UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       ----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934
                       ----------------------------------

       Date of Report (Date of earliest event reported):  October 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-63602-1                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                              3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of January 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On October 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
Mortgage  Pass-through  Certificates Series 2002-2
-------------------------------------------------------------------------------

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date: October 29, 2002        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2002



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1        200,000,000.00   175,734,211.51   13,848,690.01    959,215.90  14,807,905.91     0.00            0.00      161,885,521.50
IA2         13,049,000.00    12,496,630.26       70,752.93     68,210.77     138,963.70     0.00            0.00       12,425,877.33
IA3         12,410,000.00    12,962,369.74            0.00          0.00           0.00     0.00       70,752.93       13,033,122.67
IA4         28,500,000.00    28,500,000.00            0.00    155,562.50     155,562.50     0.00            0.00       28,500,000.00
IIA1        38,331,000.00    33,403,000.00      616,000.00    153,019.22     769,019.22     0.00            0.00       32,787,000.00
IIA3        50,000,000.00    37,474,145.95    2,477,214.10    202,881.72   2,680,095.82     0.00            0.00       34,996,931.85
IIA4       100,000,000.00    80,939,515.04    3,377,945.10    438,199.39   3,816,144.49     0.00            0.00       77,561,569.94
IIA5        12,300,000.00    12,300,000.00            0.00     66,591.11      66,591.11     0.00            0.00       12,300,000.00
AP           1,734,900.00     1,683,889.32       51,852.80          0.00      51,852.80     0.00            0.00        1,632,036.52
B1          10,044,000.00     9,979,023.60        8,459.65     54,059.44      62,519.09     0.00            0.00        9,970,563.95
B2           2,390,000.00     2,374,538.68        2,013.00     12,863.60      14,876.60     0.00            0.00        2,372,525.68
B3           3,587,000.00     3,563,795.05        3,021.18     19,306.17      22,327.35     0.00            0.00        3,560,773.87
B4           2,630,000.00     2,612,986.06        2,215.14     14,155.35      16,370.49     0.00            0.00        2,610,770.92
B5           1,673,000.00     1,662,177.06        1,409.10      9,004.52      10,413.62     0.00            0.00        1,660,767.96
B6           1,680,461.00     1,669,573.49        1,415.37      9,044.60      10,459.97     0.00            0.00        1,668,158.12
R                  100.00             0.00            0.00          0.00           0.00     0.00            0.00                0.00
P                    0.00             0.00            0.00      3,464.18       3,464.18     0.00            0.00                0.00
TOTALS     478,329,461.00   417,355,855.76   20,460,988.38  2,165,578.47  22,626,566.85     0.00       70,752.93      396,965,620.31

IIA2         5,897,076.00     5,138,922.16            0.00     27,821.67      27,821.67     0.00            0.00        5,044,152.93
AX           7,277,400.00     5,227,657.09            0.00     28,466.76      28,466.76     0.00            0.00        4,840,315.78
PAX          7,754,619.00     7,440,575.45            0.00     40,361.39      40,361.39     0.00            0.00        7,307,364.48
IAX         70,784,938.00    56,788,158.50            0.00     29,682.41      29,682.41     0.00            0.00       55,256,752.43

AP1          1,499,512.00     1,450,177.48       51,637.91          0.00      51,637.91     0.00            0.00        1,398,539.57
AP2            235,388.00       233,711.84          214.89          0.00         214.89     0.00            0.00          233,496.95
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1      86358R VC8     878.67105755   69.24345005     4.79607950     74.03952955     809.42760750       IA1         6.550000 %
IA2      86358R VD6     957.66957315    5.42209595     5.22727949     10.64937543     952.24747720       IA2         6.550000 %
IA3      86358R VE4   1,044.51005157    0.00000000     0.00000000      0.00000000   1,050.21133521       IA3         6.550000 %
IA4      86358R VF1   1,000.00000000    0.00000000     5.45833333      5.45833333   1,000.00000000       IA4         6.550000 %
IIA1     86358R VH7     871.43565260   16.07054342     3.99204873     20.06259216     855.36510918       IIA1        5.500000 %
IIA3     86358R VK0     749.48291900   49.54428200     4.05763440     53.60191640     699.93863700       IIA3        6.500000 %
IIA4     86358R VL8     809.39515040   33.77945100     4.38199390     38.16144490     775.61569940       IIA4        6.500000 %
IIA5     86358R VM6   1,000.00000000    0.00000000     5.41391138      5.41391138   1,000.00000000       IIA5        6.500000 %
AP       86358R VP9     970.59733702   29.88806271     0.00000000     29.88806271     940.70927431       AP          0.000000 %
B1       86358R VR5     993.53082437    0.84225906     5.38226205      6.22452111     992.68856531       B1          6.501505 %
B2       86358R VS3     993.53082845    0.84225941     5.38225941      6.22451883     992.68856904       B2          6.501505 %
B3       86358R VT1     993.53081963    0.84225815     5.38226094      6.22451910     992.68856147       B3          6.501505 %
B4       86358R VV6     993.53082129    0.84225856     5.38226236      6.22452091     992.68856274       B4          6.501505 %
B5       86358R VW4     993.53081889    0.84225941     5.38225941      6.22451883     992.68855947       B5          6.501505 %
B6       86358R VX2     993.52111712    0.84225103     5.38221357      6.22446460     992.67886610       B6          6.501505 %
R        86358R VU8       0.00000000    0.00000000     0.00000000      0.00000000       0.00000000       R           6.550000 %
TOTALS                  872.52801633   42.77593175     4.52737840     47.30331016     829.90000131

IIA2     86358R VJ3     871.43563352    0.00000000     4.71787544      4.71787544     855.36508771       IIA2        6.500000 %
AX       86358R VG9     718.34131558    0.00000000     3.91166625      3.91166625     665.11608267       AX          6.535460 %
PAX      86358R VN4     959.50238819    0.00000000     5.20481922      5.20481922     942.32411418       PAX         6.511916 %
IAX      86358R VQ7     802.26330777    0.00000000     0.41933229      0.41933229     780.62867598       IAX         0.627416 %

AP1                     967.09961641   34.43647667     0.00000000     34.43647667     932.66313974       AP1         0.000000 %
AP2                     992.87916121    0.91291825     0.00000000      0.91291825     991.96624297       AP2         0.000000 %
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------
                                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
                                       -6-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2002

Class AX1 Beginning Balance                                   3,707,434.36
Class AX1 Interest Amount                                       20,236.41
Class AX1 Ending Balance                                      3,442,748.62

Class AX2 Beginning Balance                                   1,520,222.73
Class AX2 Interest Amount                                       8,230.35
Class AX2 Ending Balance                                      1,397,567.16

Class PAX1 Beginning Balance                                  1,773,268.50
Class PAX1 Interest Amount                                    9,679.09
Class PAX1 Ending Balance                                     1,767,803.52

Class PAX2 Beginning Balance                                  5,667,306.95
Class PAX2 Interest Amount                                     30,682.30
Class PAX2 Ending Balance                                     5,539,560.96

Class IAX1 Beginning Balance                                  24,380,691.35
Class IAX1 Interest Amount                                    11,862.00
Class IAX1 Ending Balance                                     23,287,768.10

Class IAX2 Beginning Balance                                  32,407,467.15
Class IAX2 Interest Amount                                    17,820.41
Class IAX2 Ending Balance                                     31,968,984.33

Total Scheduled Principal Amounts                             354,663.86
Group 1 Scheduled Principal Amounts                           213,750.79
Group 2 Scheduled Principal Amounts                           140,913.07

Total Unscheduled Principal Amounts                           20,035,571.60
Group 1 Unscheduled Principal Amounts                         13,697,315.04
Group 2 Unscheduled Principal Amounts                         6,338,256.56

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00

Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Aggregate Ending Principal Balance                              396,965,620.30
Group 1 Aggregate Ending Principal Balance                      229,468,511.94
Group 2 Aggregate  Ending Principal Balance                     167,497,108.36

Aggregate Non-Po Ending Principal Balance                       395,333,584.42
Group 1 Non-Po Aggregate Ending Principal Balance               228,069,972.87
Group 2 Non-Po Aggregate  Ending Principal Balance              167,263,611.55

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00
Fraud Loss Limit                                        9,566,589.00
Bankruptcy Loss Loss Limit                                120,971.00
Special Hazard Loss Loss Limit                          5,986,890.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                             86,861.83
Master Servicing Fee (including Retained Interest)              0.00
Retained Interest Fees                                     54,937.47
PMI Fees                                                    7,276.25



                                       -7-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2002


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
--------------------
Category              Number       Principal Balance               Percentage
1 Month                5                       1,508,825.95                  0.66 %
2 Month                1                         137,627.87                  0.06 %
3 Month                4                       1,173,173.24                  0.51 %
Total                  10                      2,819,627.06                  1.23 %


 Group 2
--------------------
Category              Number       Principal Balance               Percentage
1 Month                9                       3,670,290.61                  2.19 %
2 Month                3                       1,234,877.52                  0.74 %
3 Month                3                       1,017,668.15                  0.61 %
 Total                 15                      5,922,836.28                  3.54 %


 Group Totals
--------------------
Category              Number       Principal Balance               Percentage
1 Month                14                      5,179,116.56                  1.30 %
2 Month                4                       1,372,505.39                  0.35 %
3 Month                7                       2,190,841.39                  0.55 %
 Total                 25                      8,742,463.34                  2.20 %




Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage
           1                 420,253.96                 0.25 %


Group Totals
------------------
         Number           Principal Balance           Percentage
           1                 420,253.96                 0.11 %



Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage

           0                      0.00                 0.00 %

Group Totals
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

                                       -8-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2002


Aggregate Outstanding Interest Shortfalls

Class ia1 shortfall                                          0.00
Class ia2 shortfall                                          0.00
Class ia3 shortfall                                          0.00
Class ia4 shortfall                                          0.00

Class iia1 shortfall                                         0.00
Class iia2 shortfall                                         0.00
Class iia3 shortfall                                         0.00
Class iia4 shortfall                                         0.00
Class iia5 shortfall                                         0.00

Class b1 shortfall                                           0.00
Class b2 shortfall                                           0.00
Class b3 shortfall                                           0.00
Class b4 shortfall                                           0.00
Class b5 shortfall                                           0.00
Class b6 shortfall                                           0.00
Class r shortfall                                            0.00

Class ax shortfall                                           0.00
Class ax1 shortfall                                          0.00
Class ax2 shortfall                                          0.00

Class pax shortfall                                          0.00
Class pax1 shortfall                                         0.00
Class pax2 shortfall                                         0.00

Class iax shortfall                                          0.00
Class iax1 shortfall                                         0.00
Class iax2 shortfall                                         0.00


Total Relief Act Shortfall                                    494.41
Class ia1 Relief Act Shortfall                                  0.00
Class ia2 Relief Act Shortfall                                  0.00
Class ia3 Relief Act Shortfall                                  0.00
Class ia4 Relief Act Shortfall                                  0.00
Class iia1 Relief Act Shortfall                                77.86
Class iia2 Relief Act Shortfall                               14.16
Class iia3 Relief Act Shortfall                               103.24
Class iia4 Relief Act Shortfall                               222.98
Class iia5 Relief Act Shortfall                               33.89
Class iax Relief Act Shortfall                                9.07
Class iax1 Relief Act Shortfall                               0.00
Class iax2 Relief Act Shortfall                               9.07
Class pax Relief Act Shortfall                                15.61
Class pax1 Relief Act Shortfall                               0.00
Class pax2 Relief Act Shortfall                               15.61
Class ax Relief Act Shortfall                                 4.19
Class ax1 Relief Act Shortfall                                0.00
Class ax2 Relief Act Shortfall                                4.19
Class b1 Relief Act Shortfall                                 6.12
Class b2 Relief Act Shortfall                                 1.46
Class b3 Relief Act Shortfall                                 2.19
Class b4 Relief Act Shortfall                                 1.60
Class b5 Relief Act Shortfall                                 1.02
Class b6 Relief Act Shortfall                                 1.02
Class r Relief Act Shortfall                                  0.00
                                      -9-                     0.00

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     October 25, 2002


Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class ia1 shortfall                                             0.00
Class ia2 shortfall                                             0.00
Class ia3 shortfall                                             0.00
Class ia4 shortfall                                             0.00
Class iia1 shortfall                                            0.00
Class iia2 shortfall                                            0.00
Class iia3 shortfall                                            0.00
Class iia4 shortfall                                            0.00
Class iia5 shortfall                                            0.00
Class iax shortfall                                             0.00
Class iax1 shortfall                                            0.00
Class iax2 shortfall                                            0.00
Class pax shortfall                                             0.00
Class pax1 shortfall                                            0.00
Class pax2 shortfall                                            0.00
Class ax shortfall                                              0.00
Class ax1 shortfall                                             0.00
Class px2 shortfall                                             0.00
Class b1 shortfall                                              0.00
Class b2 shortfall                                              0.00
Class b3 shortfall                                              0.00
Class b4 shortfall                                              0.00
Class b5 shortfall                                              0.00
Class b6 shortfall                                              0.00
Class r shortfall                                               0.00

Prepayment Premiums Collected and Paid to Class P              3,464.18

